               WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

      THIS WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment"), dated as of May 15, 2003 (the "Amendment Date"), is among Friedman's, Inc., a Delaware corporation, each of its Subsidiaries party hereto, Bank of America, N.A. (in its capacity as administrative agent for the Lenders), and each of the lending institutions party hereto.

                                    RECITALS:

      A. The Credit Parties, the Lenders, and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of August 28, 2002 (as amended, the "Credit Agreement") pursuant to which the Lenders have provided certain credit facilities to the Borrowers.

      B. The Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement and waive certain Events of Default under the Credit Agreement as provided hereinbelow.

      C. Subject to satisfaction of the conditions set forth herein, the Lenders are willing to amend the Credit Agreement and provide the requested waiver of Events of Default as specifically provided herein.

      NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

      Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                    ARTICLE 2

                           Waiver of Events of Default

      Section 2.1 Waiver of Events of Default. The Credit Parties have failed to deliver (a) on or before December 26, 2002, the terminations, releases, and UCC amendments prescribed by clause (o) of the definition of "Permitted Liens" set forth in the Credit Agreement which has resulted in a breach of the covenant contained in Section 7.2 of the Credit Agreement and an Event of Default pursuant to Section 8.1(c)(i) of the Credit Agreement, (b) on or before December 26, 2002, the terminations, releases, and UCC amendments prescribed by clause
(c) of paragraph 1 of the certain Postclosing Agreement dated as of the Closing Date among the original parties to the Credit Agreement (as amended or otherwise modified from time to time, the "Postclosing Agreement") which is an Event of Default pursuant to the Postclosing Agreement, and (c) on or before November 26, 2002, the agreements prescribed by clause (d) of paragraph 1 of the Postclosing

Agreement which is an Event of Default pursuant to the Postclosing Agreement (the Events of Default described in clause (a), clause (b), and clause (c) preceding being referred to herein collectively as the "Specified Defaults"). The Credit Parties have requested that the Lenders waive the Specified Defaults. Effective as of the Amendment Date, and subject to the conditions precedent and other terms of this Amendment, the requisite Lenders hereby waive the Specified Defaults.

                                    ARTICLE 3

                                   Amendments

      Section 3.1 Amendment to Section 1.1 of the Credit Agreement. Effective as of the Amendment Date, the definition of "Reserves" in Section 1.1 of the Credit Agreement is hereby amended by: (a) deleting the word "and" at the end of clause
(g); (b) replacing the period at the end of clause (h) with a semi-colon and the word "and"; and (c) inserting a new clause (i) which shall read in its entirety as follows:

            (i) reserves for accounts payable owing to any Person pursuant to a transaction whereby a Borrower has transferred, converted, or otherwise reclassified consigned inventory, unless the Borrowers have delivered to the Agent an executed release letter from such Person, in substantially the form of Exhibit F or otherwise in form and substance satisfactory to the Agent in its sole discretion.

      Section 3.2 Addition of Section 5.23 to the Credit Agreement. Effective as of the Amendment Date, the Credit Agreement is hereby amended to add Section
5.23 to the Credit Agreement, which shall read in its entirety as follows:

            Section 5.23 Tax Shelter Regulations. No Credit Party intends to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation
      Section 1.6011-4). In the event any Credit Party determines to take any action inconsistent with such intention, such Credit Party will promptly notify the Agent and the Lenders thereof. If any Credit Party so notifies the Agent, each Credit Party acknowledges that one or more of the Lenders may treat its Loans and/or its interest in Non-Ratable Loans and/or Discretionary Over-Advances and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

      Section 3.3 Amendment to Section 6.1 of the Credit Agreement. Effective as of the Amendment Date, Section 6.1 of the Credit Agreement is hereby amended by:
(a)
renumbering clause (q) to be clause (r) and (b) inserting a new clause (q) which shall read in its entirety as follows:

            (q) Reportable Transactions. The Credit Parties will notify the Agent and the Lenders promptly of any intention by any Credit Party to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation
      Section 1.6011-4), and the Credit Parties will, promptly after providing such notification to the Agent and the Lenders, deliver to the Agent and the Lenders a duly completed copy of IRS Form 8886 or any successor form.

      Section 3.4 Amendment to Section 7.15 of the Credit Agreement. Effective as of the Amendment Date, Section 7.15 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            Section 7.15 Inventory Classification. During any calendar month, the Borrowers and the Guarantors shall not transfer, convert, or otherwise reclassify (a) Eligible Inventory into consigned goods unless (i) no Default or Event of Default exists, (ii) the aggregate fair market value thereof does not exceed $2,000,000, and (iii) the Borrowers and the Guarantors provide at least ten (10) Business Days prior written notice thereof to the Agent, which notification contains satisfactory calculations that, after giving effect to such transaction, the aggregate principal amount of the Obligations will not exceed the Borrowing Base and
      (b) consigned goods into inventory owned by a Borrower or a Guarantor unless (i) no Default or Event of Default exists and (ii) the Borrowers and the Guarantors provide at least ten (10) Business Days prior written notice thereof to the Agent.

      Section 3.5 Amendment to Section 10.15 of the Credit Agreement. Effective as of the Amendment Date, Section 10.15 of the Credit Agreement is hereby amended to add the following sentence to the end thereof:

      Notwithstanding anything herein to the contrary, except as otherwise reasonably necessary to comply with applicable securities laws, the information subject to this Section 10.15 shall not include, and the Agent and each Lender may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transactions as well as other information, this sentence shall only apply to such portions of this Agreement or the Loan Documents that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

      Section 3.6 Addition of Exhibit F to the Credit Agreement. Effective as of the Amendment Date, the Credit Agreement is hereby amended to add Exhibit F to the Credit Agreement, which shall read in its entirety as set forth on Exhibit A hereof.

                                    ARTICLE 4

                                   Conditions

      Section 4.1 Conditions Precedent. The effectiveness of Article 2 and
Article 3 of this Amendment is subject to the satisfaction of each of the following conditions precedent:

            (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

                  (i) Amendment Documents. This Amendment and any other
            instrument, document, or certificate reasonably required by the Agent to be executed or delivered by the Credit Parties in connection with this Amendment, in each case duly executed (the "Amendment Documents");


                  (ii) Additional Information. The Agent shall have received such additional documents, instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby; and

                  (iii) Expenses. The Borrowers shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent in connection with the Credit Agreement or this Amendment.

            (b) The representations and warranties contained herein, in the Credit Agreement, and in all other Credit Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof except for such representations and warranties limited by their terms to a specific date.

            (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent; and

            (d) No Default or Event of Default shall be in existence after giving effect to this Amendment.

                                    ARTICLE 5

                                  Miscellaneous

      Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Credit Documents are ratified and confirmed and shall continue in full force and effect. Each of the Credit Parties, the Agent, and the Lenders agree that the Credit Agreement as amended hereby and the other Credit Documents shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

      Section 5.2 Representations and Warranties. Each Credit Party hereby represents and warrants to the Agent and the Lenders that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Credit Party and will not violate such Credit Party's organizational or governing document, (b) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct on and as of the date hereof, in all material respects, as if made again on and as of the date hereof except for such representations and warranties limited by their terms to a specific date, and (c) after giving effect to this Amendment, no Default or Event of Default exists.

      Section 5.3 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Credit Document, including any Credit Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Credit Documents, and no investigation by the Agent or any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

      Section 5.4 Reference to Credit Agreement. Each of the Credit Documents, including the Credit Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Credit Documents to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as amended hereby.

      Section 5.5 Effect of Amendment. The effect of the waiver contained in
Section 2.1 of this Amendment is expressly limited as provided herein, and in order to induce the Agent and the Lenders to agree to such waiver, each of the Credit Parties agrees that such waiver shall not constitute or be deemed a waiver of any other Event of Default, now existing or hereafter arising, or a waiver of any rights or remedies arising as a result of any such other Event of Default. No consent or waiver, express or implied, by the Agent or any Lender to or for any breach of or deviation from any covenant, condition, or duty by any Credit Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition, or duty. Each of the Credit Parties (individually, a "subject Credit Party") hereby (a) consents to the execution and delivery of this Amendment by the other Credit Parties, (b) agrees that this Amendment shall not limit or diminish the obligations of the subject Credit Party under its certain Credit Documents delivered in connection with the Credit Agreement, executed or joined in by the subject Credit Party and delivered to the Agent, (c) reaffirms the subject Credit Party's obligations under each of such Credit Documents, and (d) agrees that each of such Credit Documents remains in full force and effect and is hereby ratified and confirmed.

      Section 5.6 Releases. As a material inducement to the Agent and the Lenders to enter into this Amendment, each of the Credit Parties (collectively, the "Releasing Parties"), by their execution below, hereby represent and warrant that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the other obligations created or evidenced by the Credit Agreement or the other Credit Documents. The Releasing Parties hereby release, acquit, and forever discharge the Agent and the Lenders, and their respective officers, employees, attorneys and agents (all of whom are herein jointly and severally referred to as the "Released Parties") from any and all liability, damages, losses, obligations, costs, expenses, suits, claims, demands, causes of action for damages or any other relief, whether or not now known or suspected, of any kind, nature or character, at law or in equity, that any Releasing Party now has or may have ever had as a result of actions occurring on or prior to the date hereof against any of the Released Parties (hereinafter being collectively referred to as the "Claims"), all of which Claims are hereby waived.

      Section 5.7 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      Section 5.8 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE APPLICABLE LAWS OF THE UNITED STATES.

      Section 5.9 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties, the Agent, and the Lenders and their respective successors and assigns, except no Credit Party may assign or transfer any of its respective rights or obligations hereunder except in accordance with the provisions of the Credit Agreement.

      Section 5.10 Counterparts. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

      Section 5.11 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      Section 5.12 Entire Agreement. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the Amendment Date specified in the introductory paragraph hereof.

                                    CREDIT PARTIES:


                                    FRIEDMAN'S INC.


                                    By:  /s/ Victor M. Suglia
                                       ---------------------------------
                                          Victor M. Suglia
                                          Senior Vice President,
                                          Chief Financial Officer


                                    FRIEDMAN'S FLORIDA PARTNERSHIP

                                    By:   Friedman's Management Corp., its
                                          Managing Partner

                                          By:  /s/ Victor M. Suglia
                                             ---------------------------
                                                Victor M. Suglia
                                                President


                                    FI STORES LIMITED PARTNERSHIP

                                    By: Friedman's Inc., its general partner

                                          By:  /s/ Victor M. Suglia
                                             ---------------------------
                                                Victor M. Suglia
                                                Senior Vice President,
                                                Chief Financial Officer

                                    FRIEDMAN'S HOLDING CORP.

                                    By: /s/ Victor M. Suglia
                                       ---------------------------------
                                          Victor M. Suglia
                                          Secretary and Treasurer


                                    FRIEDMAN'S MANAGEMENT CORP.

                                    By: /s/ Victor M. Suglia
                                       ---------------------------------
                                          Victor M. Suglia
                                          President


                                    FCJV HOLDING CORP.


                                    By: /s/ Victor M. Suglia
                                       ---------------------------------
                                          Victor M. Suglia
                                          President


                                    FCJV, L.P.

                                    By:   FCJV Holding Corp.,
                                          its general partner

                                          By: /s/ Victor M. Suglia
                                             ---------------------------
                                                Victor M. Suglia
                                                President


                                    FRIEDMAN'S INVESTMENTS LLC

                                    By:   Friedman's Inc.,
                                          its managing member

                                          By: /s/ Victor M. Suglia
                                             ---------------------------
                                          Name: Victor M. Suglia
                                               -------------------------
                                          Title: Chief Financial Officer,
                                                 Secretary and Treasurer
                                                ------------------------

                                    FRIEDMAN'S BENEFICIARY INC.

                                    By:  /s/ Victor M. Suglia
                                       ---------------------------------
                                    Name:    Victor M. Suglia
                                         -------------------------------
                                    Title:   Secretary and Treasurer
                                          ------------------------------


                                    AGENT:


                                    BANK OF AMERICA, N.A.


                                    By:   /s/ David Knoblauch
                                       ---------------------------------
                                    Name:     David Knoblauch
                                         -------------------------------
                                    Title:    Senior Vice-President
                                          ------------------------------


                                    LENDERS:


                                    BANK OF AMERICA, N.A.


                                    By:   /s/ David Knoblauch
                                       ---------------------------------
                                    Name:     David Knoblauch
                                         -------------------------------
                                    Title:    Senior Vice-President
                                          ------------------------------


                                    THE CIT GROUP/BUSINESS CREDIT, INC.

                                    By:   /s/ Adrian Avalos
                                       ---------------------------------
                                    Name:     Adrian Avalos
                                         -------------------------------
                                    Title:    Vice-President
                                          ------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION

                                    By:   /s/ Sunnie M. Kim
                                       ---------------------------------
                                    Name:     Sunnie M. Kim
                                         -------------------------------
                                    Title:    Assistant Vice-President
                                          ------------------------------


                                    JPMORGAN CHASE BANK

                                    By:   /s/ Michael Stevenson
                                       ---------------------------------
                                    Name:     Michael Stevenson
                                         -------------------------------
                                    Title:    Vice-President
                                          ------------------------------

                                    THE PROVIDENT BANK

                                    By:   /s/ Mary Sue Wolfer
                                       ---------------------------------
                                    Name:     Mary Sue Wolfer
                                         -------------------------------
                                    Title:    Credit Officer
                                          ------------------------------


                                    ABN AMRO BANK N.V.

                                    By:   /s/
                                       ---------------------------------
                                    Name:
                                         -------------------------------
                                    Title:
                                          ------------------------------


                                    By:   /s/ Frederick Jennings
                                       ---------------------------------
                                    Name:     Frederick Jennings
                                         -------------------------------
                                    Title:    Vice-President
                                          ------------------------------

                                    EXHIBIT A
                                       TO
                          WAIVER AND FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                           [Consignor's Letterhead]

                         As of _______________, _____

Friedman's Inc.
4 West State Street
Savannah, Georgia 31401
Attn: Victor Suglia

Bank of America, N.A.
55 South Lake Avenue, Suite 900
Pasadena, California 91101
Attn: David T. Knoblauch

      Re:   [CONSIGNMENT AGREEMENT] dated as of [___________, ______]
            (the "Consignment Agreement") between [INSERT NAME OF
            FRIEDMAN'S ENTITY PARTY TO THE CONSIGNMENT AGREEMENT] (the "Consignee"), [INSERT CONSIGNOR'S NAME HERE] (the "Consignor")

Ladies and Gentlemen:

      Reference is made to the Consignment Agreement, pursuant to which the Consignor from time to time delivers goods to the Consignee pursuant to the terms thereof. In addition, from time to time the Consignee may purchase goods from Consignor, including goods which were previously delivered by the Consignor to the Consignee pursuant to the Consignment Agreement (each such purchase by the Consignee from the Consignor, whether evidenced by letter agreement, bill of sale, memo, book entry, or otherwise, a "Purchase"). In connection with each Purchase, the Consignee has requested that the Consignor provide this agreement with respect to Consignor's interest in the goods which are the subject of such Purchase.

      For value received, the receipt and sufficiency of which are hereby acknowledged by the Consignor, the Consignor hereby agrees that the Consignor has no right, title, or interest in any goods which are the subject of a Purchase ("Purchased Inventor"), or any proceeds thereof. Without limiting the foregoing, the Consignor hereby (a) releases, terminates, and discharges all title, rights of ownership, liens, security interests, pledges, mortgages, and other interests and rights in all Purchased Inventory, and all proceeds thereof, and (b) authorizes the Consignee and the agent of Consignee's secured lenders, Bank of America, N.A. ("Bank of America") to file one or more financing statements (including an initial financing statement in lieu of continuation statements) and amendments without the Consignor's signature in order to release all Purchased Inventory from any effective financing statements now or hereafter filed by the Consignor against the Consignee. Any such financing statement will describe the Consignor as the "Secured Party" and the Consignee as the "Debtor" and contain a description of the property which is the subject of such financing statement or "collateral" as set forth on Exhibit A hereto.

      To induce the Consignor to agree to the terms of this agreement ("Release Letter"), the Consignee (by its execution below) agrees that, except as provided herein with respect to Purchased Inventory, and proceeds thereof:

      1. the Consignor retains its rights, title, and interests in all goods which are at any time the subject of a consignment by the Consignor to the Consignee pursuant to the terms of the Consignment Agreement;

      2. all terms and provisions of the Consignment Agreement and all rights and obligations of the Consignee and the Consignor thereunder shall remain in full force and effect and are ratified and confirmed in all respects; and

      3. the Consignment Agreement shall continue to be legal, valid, binding, and enforceable in accordance with its respective terms.

      THIS RELEASE LETTER EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS WHETHER WRITTEN OR ORAL RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. This Release Letter shall be governed by and construed in accordance with the internal laws of the State of New York without regard to conflicts of law principles.

      This Release Letter may be executed in one or more counterparts and on telecopy counterparts each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

                                    Very truly yours,

                                    [CONSIGNOR]

                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

Accepted and Agreed to as of __________________, _______:

                                    [CONSIGNEE]

                                    By:
                                        --------------------------------
                                    Name:
                                          ------------------------------
                                    Title:
                                           -----------------------------

                                    EXHIBIT A

                 Collateral Description for Financing Statements

This financing statement is filed to reflect the secured party's interest in certain goods held by the debtor which are the subject of a consignment by the secured party ("Consignor") with the debtor ("Consignee") pursuant to that certain [DESCRIBE THE CONSIGNMENT AGREEMENT HERE]. The "collateral" includes all goods which are consigned from Consignor to Consignee, including, goods containing gold, silver, diamonds, platinum, precious stones or other precious metals, or similar items heretofore or hereafter consigned to Consignee whether at the address given or at any other address (collectively, the "Consigned Merchandise"). The "collateral" excludes any goods which are owned by Consignee, including any goods which, from time to time, were previously Consigned Merchandise but which thereafter have been sold by Consignor to Consignee, whether evidenced by letter agreement, bill of sale, memo, book entry, or otherwise (any such sold goods, "Sold Merchandise"). The "collateral" excludes, in any event, all proceeds and products of Consigned Merchandise and of Sold Merchandise.